Filed pursuant to Rule 497

File Nos. 333-28339 and 811-08239

PROFUNDS

Banks UltraSector ProFund, Basic Materials UltraSector ProFund, Biotechnology UltraSector ProFund, Consumer Goods UltraSector ProFund, Consumer Services UltraSector ProFund, Financials UltraSector ProFund, Health Care UltraSector ProFund, Industrials UltraSector ProFund, Internet UltraSector ProFund, Mobile Telecommunications UltraSector ProFund, Oil & Gas UltraSector ProFund, Oil Equipment, Services & Distribution UltraSector ProFund, Pharmaceuticals UltraSector ProFund, Precious Metals UltraSector ProFund, Real Estate UltraSector ProFund, Semiconductor UltraSector ProFund, Technology UltraSector ProFund, Telecommunications UltraSector ProFund, Utilities UltraSector ProFund, Short Oil & Gas ProFund, Short Precious Metals ProFund and Short Real Estate ProFund (each a “Fund” and together, the “Funds”)

Supplement dated October 1, 2011 to the Funds’ Prospectus and Summary Prospectuses (together, the “Prospectuses”) dated December 1, 2010, as supplemented

Effective on October 1, 2011, the Prospectuses are revised as follows:

1.	The section of the Prospectuses entitled “Management” is replaced in its entirety with the following:

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management
Hratch Najarian	Since October 2011	Senior Portfolio Manager

2.	The section entitled “ProFunds Management” under the heading “Portfolio Management” of the Funds’ Prospectus is hereby amended by deleting reference to Michael Neches and all text in the related paragraph.